UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: FEBRUARY 11, 2000



                               INSILCO HOLDING CO.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




   Delaware                         0-22098                         06-0635844
   --------                         -------                         ----------
(STATE OR OTHER               (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                                   IDENTIFICATION
 INCORPORATION                                                        NUMBER)
OR ORGANIZATION)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s press release issued February 11, 2000 is attached as an exhibit and is incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

              EXHIBIT NO.                    DESCRIPTION

               99 (a) Press release of Insilco Holding Co. issued February 11, 2000

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INSILCO HOLDING CO.
                                            ---------------------------------
                                            Registrant



Date:  February 11, 2000                    By: /s/ MICHAEL R. ELIA
                                                -----------------------------
                                                Michael R. Elia
                                                Vice President, Chief Financial
                                                Officer, Treasurer and Secretary

                                  EXHIBIT INDEX



              EXHIBIT NO.                    DESCRIPTION

               99 (a) Press release of Insilco Holding Co. issued February 11, 2000